Recruiter.com™

Introduction for Investors

January 2022


UX Desig
33,242
Janice Jones
Senior Recruiter

Evan Sohn, CEO
Recruiter.com Group, Inc. (Nasdaq:RCRT)

For general information only. Please refer to financial filings, including but not limited to the company's Q3 '21 10-Q and full year '20 10-K.

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our new products, and our future growth and liquidity. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued demand for professional hiring the impact of the Covid-19 pandemic upon recruiter and upon the U.S. and global economies, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U.S. market for technology-enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners' platforms is required, our failure to integrate any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Recruiter.com



Evan Sohn, CEO

Evan is a frequent contributor to CNBC, Yahoo! Finance, and other top business publications. He has demonstrated expertise in the economy, job market, business growth, and the future of work. Evan developed his expertise from entrepreneurial and executive work in a diverse set of industries, including Wi-Fi, Instant Messaging, data security, customer relationship management (CRM), and much more. Beginning with his own mobile computing company in the 1990s (later acquired by Dun & Bradstreet), Evan has aided a number of venture-backed companies in growing their business. These companies have been acquired by the likes of Symantec and Verifone, among others.

A mission-driven leader, Evan is also the co-founder and Vice President of The Sohn Conference Foundation, which aims to fight pediatric cancer and other childhood diseases. Formed after the death of his brother in 1993, The Sohn Conference Foundation has raised over $95 million to fund cutting-edge research, groundbreaking technology, and innovative programs to improve patient care.

SOHN Conference Foundation

Verifone

MessageLabs the message is clear

DNB

GoDaddy

Symantec

Recruiter.com™

Issuer:
Recruiter.com Group, Inc.

Current Exchange/Ticker:
Nasdaq: RCRT


NASDAQ WELCOMES
RECRUITER.COM GROUP, INC.
JULY 6, 2021
RCRT NasdaqListed
Recruiter.com
Nasdaq

Key Stats

As of September 30, 2021

INCOME STATEMENT		BALANCE SHEET	
Revenue (TTM)	16.15M	Total Assets (Quarterly)	29.35M
Net Income (TTM)	-18.45M	Total Liabilities (Quarterly)	10.71M
EBIT (TTM)	-14.37M	Shareholders Equity (Quarterly)	18.63M
EBITDA (TTM)	-12.51M	Cash and Short Term Investments (Quarterly)	5.347M
Revenue (Quarterly)	6.258M	Total Long Term Assets (Quarterly)	18.53M
Net Income (Quarterly)	-7.650M	Total Long Term Debt (Quarterly)	4.920M
EBIT (Quarterly)	-7.482M	Book Value (Quarterly)	18.63M
EBITDA (Quarterly)	-6.639M	CASH FLOW	
Revenue (Quarterly YoY Growth)	214.10%	Cash from Operations (TTM)	-7.585M
		Cash from Investing (TTM)	-2.074M
		Cash from Financing (TTM)	14.42M
COMMON SIZE STATEMENTS		Change in Receivables (TTM)	-3.760M
EPS Diluted (TTM)	-7.306	Changes in Working Capital (TTM)	-2.985M
EPS Basic (TTM)	-5.626	Ending Cash (Quarterly)	5.347M
Shares Outstanding	14.39M	Free Cash Flow	-7.585M

Source: YCharts; Data as reported Q3 '21. Review all company filings at SEC.gov.

Recruiter.com™

Issuer:
Recruiter.com Group, Inc.

Current Exchange/Ticker:
Nasdaq: RCRT


NASDAQ WELCOMES
RECRUITER.COM GROUP, INC.
JULY 6, 2021
RCRT NasdaqListed
Recruiter.com
Nasdaq

Price Performance


RCRT Price % Off High
0.00%
-12.00%
-24.00%
-36.00%
-37.95%
Nov '21
Dec '21
Jan '22
Jan 13 2022, 4:55PM EST. Powered by YCHARTS

Recruiter.com™

Issuer:
Recruiter.com Group, Inc.

Current Exchange/Ticker:
Nasdaq: RCRT


NASDAQ WELCOMES
RECRUITER.COM GROUP, INC.
JULY 6, 2021
RCRT Nasdaq Listed
Recruiter.com
Nasdaq

Valuation: P/S Ratio


RCRT PS Ratio
1.60
1.40
1.20
1.00
0.978
Nov '21
Dec '21
Jan '22
Jan 13 2022, 4:50PM EST. Powered by YCHARTS

Recruiter.com™

Issuer:
Recruiter.com Group, Inc.

Current Exchange/Ticker:
Nasdaq: RCRT


NASDAQ WELCOMES
RECRUITER.COM GROUP, INC.
JULY 6, 2021
RCRT NasdaqListed
Recruiter.com
Nasdaq

Comparables: P/S Ratio


RCRT PS Ratio % Off High
RHI PS Ratio % Off High
KFY PS Ratio % Off High
FVRR PS Ratio % Off High
UPWK PS Ratio % Off High
0.00%
-6.09%
-13.58%
-30.00%
-37.95%
-45.00%
-52.55%
-54.55%
Nov '21
Dec '21
Jan '22
Jan 13 2022, 4:54PM EST. Powered by YCHARTS

Companies need a new way to drive consistent talent pipelines without investing in new tools and personnel.

Recruiter.com is an on-demand recruiting platform providing flexible talent acquisition solutions that scale from startups to the Fortune 100. With an on-tap network of thousands of recruiting professionals, advanced artificial intelligence sourcing software, and recruitment marketing automation, Recruiter.com helps businesses solve today’s complex hiring challenges.



Who We Are

- We build technology that connects people and creates better work experiences for everyone. Talent acquisition is a people business and we keep the human element in everything we create.
- We empower organizations of all sizes to recruit talent faster using Recruiter.com's proprietary, artificial-intelligence powered hiring software, virtual teams of on-demand recruiting professionals, and curated recruitment marketing technology.
- Finding the right candidate is a people-powered business. Our sophisticated software and on-demand services allows employers to get qualified candidates straight to their inbox and focus their efforts on speaking with the right candidates, earlier in the hiring process.

We help recruit the right talent, faster.

The Recruiting Landscape: Post COVID-19

U.S.News & WORLD REPORT

Number of People Quitting Their Jobs Hits Record 4.4 Million

The Great Resignation Tracker

Dec. Recruiter Sentiment Score: **3.7** /5



Overall Recruiter Sentiment
3.95
3.90
3.85
3.80
3.75
3.70
3.65
3.60
3.55
Dec.'20
Jan.'21
Feb.'21
Mar.'21
Apr.'21
May '21
June '21
July '21
Aug.'21
Sep.'21
Oct.'21
Nov.'21
Dec.'21



Sectors with Highest Number of Job Demand
Hospital & Health Care
Staffing and Recruiting
Retail
Information Technology and Services
Restaurants
Financial Services
Higher Education
Hospitality
Government Administration
Transportation/Trucking/Railroad
Automotive
Food & Beverages
Construction
Education Management
Computer Software
Real Estate
Nonprofit Organization Management
Health, Wellness and Fitness
Insurance
Security and Investigations
Telecommunications
Marketing and Advertising
Management Consulting
Internet
Consumer Goods
Industry
0
0.5M
1M
1.5M
Number of Job Postings
Recruiter.com



Highest Job Demand
Salary
65k
60k
55k
50k
45k
Recruiter.com
revelio labs

THE WALL STREET JOURNAL.

The Hardest Job to Recruit for: Other Recruiters

The Recruiting Landscape: Post COVID-19

Reopening of the Economy

With an **unemployment rate of 3.9%** and over **10M open jobs** in December, the demand for recruiters will continue to rise.

Great Resignation

4.5M people quit their jobs in Nov '21 and current poll shows **4 out of 10** workers are looking to make a job change.

Job Hopper Economy

60% of millennials are willing to leave their job within the first 6 months. Economists expect work tenures to reduce significantly.

Growing Demand for Recruiters

According to LinkedIn, there are over **300,000** open jobs for recruiters in the US (more than for Software Engineers). WSJ calls recruiters "The Hardest Job to Recruit for."

Sources:
1.BLS: https://www.bls.gov/news.release/empsit.nr0.htm
2. SHRM: https://www.shrm.org/resourcesandtools/hr-topics/talent-acquisition/pages/record-millions-workers-quit-2021-bls-great-resignation.aspx
3. NY Times: https://www.nytimes.com/2022/01/07/business/economy/jobs-report-december-2021.html
3. NY Post: https://nypost.com/2022/01/03/39-of-workers-are-looking-to-change-jobs-survey-finds/#:~:text=Nearly%20four%20out%20of%2010,might%20be%20far%20from%20over.
4. Gallop: https://www.gallup.com/workplace/231587/millennials-job-hopping-generation.aspx
4. Linkedin: https://www.linkedin.com/business/talent/blog/talent-strategy/data-shows-soaring-demand-for-recruiters
5. WSJ: https://www.wsj.com/articles/the-hardest-job-to-recruit-for-other-recruiters-11637582401?mod=e2li

The Recruiting Landscape: Post COVID-19

Drive efficiency in operations.

Develop excellence in supply chain of service delivery and increase use of metrics.

Reopening of the Economy

With an **unemployment rate of 3.9%** and over **10M open jobs** in December, the demand for recruiters will continue to rise.

Increase innovations.

Use our AI Software throughout process, leverage our in-house data and improve analytics.

Great Resignation

4.5M people quit their jobs in Nov '21 and current poll shows **4 out of 10** workers are looking to make a job change.

Add annual subscriptions.

Offer subscriptions to candidate pipeline and video resume tools to align with market

Job Hopper Economy

60% of millennials are willing to leave their job within the first 6 months. Economists expect work tenures to reduce significantly.

Scale up faster and bolder.

High backlog of demand creates opportunity to scale, replicate success, and cross-sell.

Growing Demand for Recruiters

According to LinkedIn, there are over **300,000** open jobs for recruiters in the US (more than for Software Engineers). WSJ calls recruiters "The Hardest Job to Recruit for."

Recruiter.com™ **Recruiting Reinvented for an On-Demand World**

Find the candidate → Engage the candidate → Screen the candidate → Hire the candidate

TODAY'S CHOICES *(the same for the past 30 years)*

#1 Do it yourself

#2 Retain a recruiter

This no longer works in today's economy.

A Platform for On Demand Recruiting

"We awarded Recruiter.com our 2020 recruiting platform of the year for their client first focus and ability to take us from 0 to over 200 hires within the first 12 months"

[24]7

On Demand Recruiting Software



675
results
PROFESSIONAL EXPERIENCE
Send Email Campaign
Lauren Clark

On Demand Recruiting Services



Recruiters needed in New York
Hours
Between 20-30 hrs / week
Duration
Ongoing
Location
Virtual
EXPERIENCE
Entry Level
Mid Level
Senior
Emma Taylor

Talent Acquisition Software



Agtonomy

"Our company is working to address the farm labor crisis. We recently raised a round of funding, and we're scaling up fast with specialized engineering roles. But, we have limited internal recruiting resources, so we partnered with Recruiter.com. We're using Recruiter.com's software hiring technology to identify the right candidates quickly. Our goal is to stay on track with our growth plans, and to focus on our core business -- building a sustainable future for local agriculture."

Aaron Leiba
Head of Engineering
Agtonomy


675
results
BIO
CONTACT
PROFESSIONAL EXPERIENCE
Send Email Campaign
Lauren Clark

On Demand Hiring Services



dentsu

"Dentsu tapped into Recruiter.com during a huge hiring sprint in 2021. The sheer number of open requisitions outweighed a reasonable load our internal team could handle. Recruiter.com augmented our team with between 10-18 recruiters over the course of our 3 months partnering. Together, the team made 140 placements. It was a positive experience and we continue to partner with Recruiter.com today."

Megan Ryan
US Talent Acquisition Lead
Dentsu International


Recruiters needed in New York
Hours
Between 20-30 hrs / week
Duration
Ongoing
Location
Virtual
EXPERIENCE
Entry Level
Mid Level
Senior
Emma Taylor

Recruiter.com Technology Platform


RECRUITERS &
HIRING MANAGERS
CANDIDATES
Recruiters On Demand
Recruiter.com Marketplace
Community & Professional Development
Job Boards & Marketplaces
Curated Talent Communities
Video Interviewing
Centralized Candidate Pool & AI Sourcing Engine
Recruiter Services & Process Management
Recruiter Tools & Technologies

On Demand Product Offerings

Basic	Plus	Business	Enterprise
The essentials to start acquiring talent today.	For businesses looking to quickly attract candidates	For companies looking to fill multiple open positions	For companies looking to ramp their hiring to over 50 hires per month
✔ Access to the entire recruiter.com community	**Everything in Basic and:** ✔ AI Software with On Demand Recruiter to promote the job to over 150 Million Candidates (1 job search)	**Everything in Plus and:** ✔ 5 Job searches ✔ Client Success Manager	**Everything in Business and:** ✔ Unlimited Job posting across Job Boards ✔ Dedicated Program Lead
Client Fee: $299 per job post **Upgrade**: $2500 for unlimited monthly posting **On Demand Fee**: 20% of the Recruiter hourly rate	**Client Fee**: $1,999 per job post **Upgrade**: $1,000 for volume search **Optional**: on-demand recruiter coordinator at $35/hr	**Client Fee**: $5,000 **Upgrade**: $1,000 for volume search for job **On Demand Fee:** 17.5% of the recruiter hourly rate **Recruiter Fee**: 5% processing fee	**Client Fee**: $7,500 **Upgrade**: $1,000 for volume search per job **On Demand Fee:** 15% of the recruiter hourly rate **Recruiter Fee**: 5% processing fee

Market Segment Pricing

Services Used

Driving Results

Small Business / Self-Service

Making it simple to become a customer

- ✔ Job Market - $299 / mth (like Job Board)
- ✔ Amplify - $1,700 / mth

Total = $1,999 / month



Mid Sized

For businesses looking for consistent candidate pipeline

- ✔ AI Software - $5,000 (2 job searches)
- ✔ On Demand Recruiter: $60/hr or $9,600 / mth

Total = $11,600 / month



Large Enterprise

Organizations with sophisticated hiring requirements

- ✔ AI Software - $10,000 (3 job searches)
- ✔ On Demand Recruiter:
  1 x $100/hr or $16,000/mth (project leader)
  4 x $70/hr or $44,800/mth

Total = $71,000 / month



Delivering Significant Value to both Constituents

VALUE FOR RECRUITERS

- Access to clients and projects typically not available to the independent/freelance recruiter
- Get hired quickly either as full time per gig recruiters
- Supplement income as a "gig" talent acquisition professional
- Access 3rd party offerings specifically for freelance and independent recruiters

VALUE FOR CLIENTS

- Global access to recruiters and talent acquisition professionals
- AI search and engagement to over 150 million candidates
- Scale projects up and down without significant barriers
- Ideal way to try-and-buy recruiters of various skill levels

Industry Landscape - Talent Acquisition

Total Addressable Market*



Other (including recruiters), $23B
Candidate Discovery, $26B
$76 Billion
Candidate Connection, $1.1B
Candidate Intelligence, $5.7B
Candidate Management, 6.9
Recruitment Process Outsourcing, $11B

Candidate Discovery

LinkedIn

ZipRecruiter

Recruiting Firms

KORN FERRY

Robert Half

Recruitment Process Outsourcing

HUDSON RPO

THE ADECCO GROUP

*The Starr Conspiracy Report 2017

Industry Landscape - A Huge Growing Spend on Talent Acquisition



Increased Hiring Spend Above 2019 Average
$7,500,000
$5,000,000
$2,500,000
$0
-$2,500,000
Dec 2020
Jan 2021
Feb 2021
Mar 2021
Apr 2021
May 2021
June 2021
July 2021
Aug 2021
Sept 2021
Oct 2021
Nov 2021

In 2019 the average cost to hire an employee was **$4,129*** and in 2021 it was $**4,425****.

Based on the BLS data*** the total cost to hire employees in 2019 was on average of **$24B per month**.

Given increase employee churn from the great resignation, Nov'21 cost to hire was **$29.6B** more than **$5B** the 2019 avg. We predict the added cost to the US economy will be over **$50B** in 2022.

Note the avg cost to hire an executive is **$14,936**.

*https://www.shrm.org/hr-today/trends-and-forecasting/research-and-surveys/documents/2017-talent-acquisition-benchmarking.pdf
** https://www.zippia.com/advice/cost-of-hiring-statistics-average-cost-per-hire/
*** https://www.bls.gov/news.release/jolts.t02.htm

Recruiter.com



SOHN

Verifone

MessageLabs

DNB

GoDaddy

Symantec

Management Team



Miles Jennings, President and COO



Judy Krandel, CFO



Ashley Saddul, CWO



Xuan Smith, CTO



Angela Copeland, VP Marketing



Josh McBride, SVP Sales

A Destination Site for All Things Recruiting



3M+
Social Media Members

30,100
Recruiters

$4.4M
Organic Traffic*

48,000
Twitter Followers

850,000+
Group Subscribers

>12,000
Original Articles Published



EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN
EXPECTED DESPITE SIGNS OF IMPROVEMENT
CNBC

*Source: SpyFu organic seo clicks value

The New Voice of the Recruiting Industry


EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN
EXPECTED DESPITE SIGNS OF IMPROVEMENT

CNBC

CNN

THE WALL STREET JOURNAL.

INSIDER


OCTOBER JOBS REPORT
yahoo! finance
U.S. ADDS 531K JOBS IN OCTOBER,
UNEMPLOYMENT RATE AT 4.6%
LIVE


HReSource
Insight & Passion
Hire Authority
In this episode of our series focussing on Passion we meet a man who's enjoyed a successful and varied career as an entrepreneur. Evan Sohn is the CEO of Recruiter.com a platform that aims to revolutionise the recruitment market and offer employers greater access to candidates more closely aligned to the role on offer. We track Evan's own career from graduation to gaining control of and growing successful enterprises, the buzz around recruiter.com and keeping up the momentum when faced with challenges.
We can guarantee there's no shortage of passion in this podcast.
Evan Sohn
Chief Executive Officer
Recruiter.com
in conversation with
David Laud


Nasdaq
Evan Sohn
Recruiter.com
Chairman CEO


POWER LUNCH
HIGH-PAYING REMOTE WORK
THE NEW NORMAL?


Don't Look Back
The World of Work Has
Changed for Good
Recruiter.com

Q3 Results & Highlights

As per the 10Q filed for Q3'21

- ✓ Sequential QoQ growth of over **40%** improved gross margins to **36.8%**
- ✓ Highest margin segments, software subscriptions and marketplace solutions, grew **164.6%** and **360%** respectively
- ✓ Largest revenue segment saw strong demand, with Recruiters on Demand growing by over **91%**
- ✓ Over **300** companies subscribing to our platform
- ✓ Index over **150 million** profiles for our AI Software
- ✓ Grew recruiter community to over **>850,000 members**
- ✓ Appearances and coverage on CNBC, Yahoo Finance Live, CNN, Business Insider and Wall Street Journal

Sales Growth - Q4

- *Q4'21 preliminary; estimated and unaudited. Subject to change*
- Recruiters on Demand grows **65% in Q4**
- Software subscriptions, introduced in Q2, grows **64% in Q4**
- Job posting technology grows 360% in Q3 through an acquisition and **25%** in Q4



Recruiters On Demand QoQ Growth
In thousands
Recruiters On Demand
$6,000.00
$4,000.00
$2,000.00
$0.00
401%
113%
92%
88%
91%
65%
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21



Software Subscriptions and Marketplace
Marketplace
Software Subscriptions
In thousands
$1,250
$1,000
$750
$500
$250
$0
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Product Mix - Q4

- *Q4 '21 - preliminary; estimated and unaudited. Subject to change.*
- 12.5% Marketplace and Software
- 63.2% On Demand Recruiting
- 18.7% Consulting and Staffing
- 5.6% Permanent Placement



Q4 Product Mix
Consulting and sta...
18.7%
Marketplace soluti...
4.0%
Permanent placem...
5.6%
Software subscript...
8.5%
Recruiters on Dem...
63.2%



Revenue Composition
Consulting and staffing services
Marketplace
Permanent placement fees
Recruiters On Demand
Software Subscriptions
$10,000
$7,500
$5,000
$2,500
$0
In thousands
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4 '21

Client Composition

Average spend as adjusted for deferred revenue. Non-GAAP data provided on a best effort basis for general information only.


Industries
Education
3.0%
Aerospace & Aut...
4.0%
Oil & Energy
4.0%
Consumer Good...
8.0%
Media, Marketin...
8.0%
Staffing & HR Se...
12.0%
Financial Services
13.0%
Techology & Info...
20.0%
Hospitals, Healt...
15.0%
Other Industries
13.0%


# of Customers and Average Spend
Average Spend
Customers
Trend for # of customers
Average Spend
$25,000
$20,000
$15,000
$10,000
$5,000
$0
400
300
200
100
0
$19,651
$20,362
$15,832
$7,277
$6,413
$8,133
61
82
90
235
269
304
April
May
June
July
Aug
Sept

Vectoring towards Profitability

- Gross profit expanded by over **60% QOQ** to $2.3M, while revenue grew over **40% QOQ**.
- Gross profit is trending to meet operating expenses (Average adjusted **Opex:$1.3M**)
- Investments from capital raise are fueling revenue growth and margin expansion


$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Q1-2019
Q2-2019
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Gross Profit
Revenue


Q2
Q3
$4,000.00
$3,000.00
$2,000.00
$1,000.00
$0.00
In thousands
164.56%
91.31%
114.19%
360.35%
-22.83%
Software subscriptions
Recruiters on Demand
Permanent placement fees
Marketplace solutions
Consulting and staffing services

More money should be spent on hiring talent in 2022 than ever before as the tightness of the labor market, the increase in hourly wages, the flexibility of the working environment, the ease of applying for jobs, the employees' desire for new experiences and work-life balance and the emergence of the job hopper economy. In fact, we estimate that the US spent $3B more in November of 2021 than the previous year to hire an additional 700,000 people.

Now is the time for Recruiter.com (Nasdaq: RCRT)

Recruiter.com™

Thank you


UX Desig
33,242
Janice Jones
Senior Recruiter

www.Recruiter.com